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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in, or incorporated by reference, in this registration statement.



Cleveland, Ohio,


  June 24, 1998.



                                           /s/ ARTHUR ANDERSEN LLP